Exhibit 10.7
SECOND AMENDED AND RESTATED PROMISSORY NOTE

$280,000	Louisville, Kentucky
September 27, 2006
          FOR VALUE RECEIVED, the undersigned New Era Studios, Inc. (the “Obligor”) promises to pay to the order of the Edward Brian O’Dwyer Separate Property Trust (the “Lender”), its successors and assigns at 400 West Market Street, Suite 1800, Louisville, Kentucky 40202 Attn: Alex P. (Mike) Herrington, Jr. on December 31, 2006 or at such other place as the Lender may from time to time designate in writing, the principal sum of Two Hundred Eighty Thousand Dollars ($280,000), in lawful money of the United States, together with interest on the outstanding principal thereof at the rate (the “Interest Rate”) equal to Seven Percent (7%) per annum. If an “Event of Default” (as hereinafter defined) shall exist, the rate of interest shall at the option of the Lender increase to a rate (the “Default Rate”) equal to Five Percent (5%) in excess of the Interest Rate and shall continue at such rate during the period such Event of Default shall exist.
          The Note was amended and restated on August 14, 2006 (the “Amended and Restated Note”) to include the following language:
The indebtedness evidenced by the Promissory Note, dated June 23, 2006, from the Obligor to the Lender, which this Note amends and restates, was incurred in connection with the repurchase and retirement of 15,000,000 shares of the common stock of Silvergraph International, Inc. (f/k/a Pinecrest Services, Inc.), of which the Obligor is a wholly-owned subsidiary.
          The Obligor and Lender have now agreed to further amend and restate the Amended and Restated Note to extend the maturity date from September 23, 2006 to December 31, 2006.
          Principal and interest shall be payable as follows: Interest and principal shall be due and payable on December 31, 2006 in full.
          All interest shall be computed based on the actual number of days in the month and an assumed year of three hundred and sixty (360) days.
          This Note may be prepaid in whole or in part without penalty.
          At the election of the Lender, and without notice, the outstanding principal balance hereof, together with accrued interest hereon shall become at once due and payable at the place herein provided for payment upon the occurrence of any Event of Default. For purposes of this Note, “Event of Default” shall be the death or incapacity of James R. Simpson.

          The undersigned:
          (a) agrees to remain and continue bound for the payment of the principal of and interest on this Note notwithstanding any extension or extensions of the time of the payment of said principal or interest, or any change or changes in the amount or amounts to be paid under and by virtue of the obligation to pay provided for in this Note, and waive all and every kind of notice of such extension or extensions, change or changes, and agree that same may be made without the joinder of any such persons;
          (b) waives presentment, notice of dishonor, protest, notice of protest and diligence in collection, and all exemptions, whether homestead or otherwise, to which the Obligor may now or hereafter be entitled under the laws of the Commonwealth of Kentucky or any other state;
          (c) agrees, upon default, to pay all costs of collecting, securing or attempting to collect, or secure this Note, including a reasonable attorney’s fee, whether same be collected or secured by suit or otherwise, providing the collection of such costs and fees are permitted by applicable law.
          None of the terms and provisions contained in this Note or any other document or instrument hereafter securing same, or any other document or instrument hereafter securing the indebtedness evidenced hereby or related hereto shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the Commonwealth of Kentucky. The Obligor shall not ever be required to pay interest on this Note at a rate in excess of the maximum interest rate that may be lawfully charged under the laws of the Commonwealth of Kentucky, and the provisions of this paragraph shall control over all other provisions hereof and of any other instrument executed in connection herewith or executed to secure the indebtedness evidenced hereby which may be in apparent conflict with this paragraph. In the event the Lender shall collect monies which are deemed to constitute payments in the nature of interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by the laws of the Commonwealth of Kentucky, all such sums deemed to constitute interest in excess of the maximum rate shall be refunded to the Obligor in cash and the Obligor hereby agrees to accept such refund.
          If any provision, or portion thereof, of this Note, or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such provision, or portion thereof, to any other person or circumstances shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law. In the event of any inconsistency between the terms hereof and those of any instrument securing payment hereof, the Lender shall have the sole option to elect which of such provisions shall govern.
     WAIVER OF TRIAL BY JURY; ARBITRATION. THE OBLIGOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH

REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN THE LENDER AND THE OBLIGOR; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE OBLIGOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OBLIGOR.
     IT IS PROVIDED, HOWEVER, THAT THE OBLIGOR AND LENDER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS NOTE OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTE, SHALL BE ARBITRATED PURSUANT TO THE CODE OF PROCEDURE OF THE NATIONAL ARBITRATION FORUM IN EFFECT AT THE TIME THE CLAIM IS FILED, UPON REQUEST OF EITHER PARTY. ANY DISPUTES, CLAIMS, OR CONTROVERSIES CONCERNING THE LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT, SHALL ALSO BE ARBITRATED PROVIDED HOWEVER THAT NO ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTHING IN THIS PROVISION SHALL PRECLUDE ANY PARTY FROM SEEKING EQUITABLE RELIEF FROM A COURT OF COMPETENT JURISDICTION. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES, AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF AN ACTION FOR THESE PURPOSES. THE FEDERAL ARBITRATION ACT SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION.
          This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky.

          IN WITNESS WHEREOF, the Obligor has caused this instrument to be effective as of the date first above written.

NEW ERA STUDIOS, INC.

By:
James R. Simpson
Chief Executive Officer

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